UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to Section 240.14a-12

LONGVIEW ACQUISITION CORP. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION
LETTER TO STOCKHOLDERS OF LONGVIEW ACQUISITION CORP. II
767 Fifth Avenue, 44th Floor
New York, NY, 10153
Dear Longview Acquisition Corp. II Stockholder:
You are cordially invited to attend a special meeting of Longview Acquisition Corp. II, a Delaware corporation (“Longview,” “we,” “us,” “our,” or the “Company”), which will be held on           , 2022, at           , Eastern Time, at the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”). In light of public health concerns regarding COVID-19, attendees of the meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending, please email           at least one day prior to the Stockholder Meeting.
The attached Notice of the Stockholder Meeting and proxy statement describe the business Longview will conduct at the Stockholder Meeting and provide information about Longview that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated           , 2022 and is first being mailed to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Charter Amendment Proposal — To amend and restate the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) by adopting the Second Amended and Restated Certificate of Incorporation in the form set forth in Annex A of the accompanying proxy statement (the “Second Amended and Restated Certificate of Incorporation”) to change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, from March 23, 2023 (the “Original Termination Date”) to September 23, 2023 (the “Extended Date”), or such other earlier date as shall be determined by Longview’s board of directors (the “Board”) and publicly announced by the Company (the “Amended Termination Date”), provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of Delaware (“DGCL”) and that such Amended Termination Date may be earlier than the Original Termination Date. (the “Charter Amendment Proposal”);

2.
Proposal No. 2 — Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated March 18, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) from (A) the earlier of Longview’s completion of an initial business combination and the Original Termination Date to (B) the earliest of (i) Longview’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such other date may be earlier than the Original Termination Date (the “Trust Amendment Proposal”); and

3.
Proposal No. 3 — Adjournment Proposal — To approve the adjournment of the Stockholder Meeting from time to time (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes from the holders of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, (y) if the Board determines before the Stockholder Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal, or (z) if otherwise determined by the chairperson of the Stockholder Meeting to be necessary or appropriate (the “Adjournment Proposal”).
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
Pursuant to the Certificate of Incorporation, if the Charter Amendment Proposal is approved, the holders of the issued and outstanding Class A Common Stock issued in the IPO (the “Public Stockholders”) may elect to redeem all or a portion of their issued and outstanding Class A Common Stock issued in the IPO (the “Public Shares”) in exchange for their pro rata portion of the funds held in the Trust Account (the “Voluntary Redemption”). However, pursuant to the Certificate of Incorporation, Longview will not implement the Charter Amendment Proposal if Longview will not have at least US$5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
The purpose of the Charter Amendment Proposal is (i) to change the Original Termination Date to the Extended Date, in order to provide the Company with sufficient time to complete a business combination, or (ii) to change the Extended Date to the Amended Termination Date, if the Board determines it is in the best interests of Longview and its stockholders, such that Longview will redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption (together with the Voluntary Redemption, the “Share Redemption”) not more than ten business days after the Amended Termination Date, which, if prior to December 31, 2022, will enable the redemption of all of the Public Shares before Longview potentially becomes subject to certain excise taxes applicable to stock repurchases by U.S. public companies pursuant to the Inflation Reduction Act of 2022 (“IRA”) and, subject to the approval of Longview’s remaining stockholders after completion of the Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Share Redemption, which will allow Longview to return the funds to its Public Stockholders earlier and enable these stockholders to recover their investment sooner and deploy such returned funds as they see fit. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) Longview’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date. Longview also plans to voluntarily delist the Class A Common Stock, the Public Warrants and the units each comprising of one share of Class A Common Stock and one-fifth of one Public Warrant (the “Units”) from the New York Stock Exchange LLC (“NYSE”) as soon as practicable after completion of the Share Redemption, subject to the rules of NYSE and the Second Amended and Restated Certificate of Incorporation.
The Certificate of Incorporation currently provides that Longview has until the Original Termination Date to complete its initial business combination and, if Longview does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s then remaining stockholders and Longview’s Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Charter Amendment Proposal is approved and implemented, Longview will continue to attempt to consummate an initial business combination, unless the Board, in its sole discretion, decides it is no longer in the best interests of the Company or its stockholders to do so, until the earlier of the Extended Date and the Amended Termination Date (provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date).
Pursuant to the Certificate of Incorporation, if the Charter Amendment Proposal is approved, the Public Stockholders may elect to redeem all or a portion of their Public Shares in the Voluntary Redemption. However, pursuant to the Certificate of Incorporation, Longview will not implement the Charter Amendment Proposal if Longview will not have at least US$5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
If the Charter Amendment Proposal is approved and implemented, and if the Board, in its sole discretion, subsequently decides that liquidation and dissolution is in the best interest of Longview and its stockholders, Longview will, (i) on the Amended Termination Date (provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date), cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, complete redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s remaining stockholders after completion of the Share Redemption and the Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Longview in connection with either a closing of an initial business combination or Longview’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Longview’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date.
If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Longview in connection with either a closing of an initial business combination or Longview’s inability to effect an initial business combination within the time frame specified in the Second Amended and Restated Certificate of Incorporation or (y) upon the earliest of (i) Longview’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
The Company reserves the right to postpone or cancel the Stockholder Meeting and not to submit to stockholders or not to implement the Charter Amendment Proposal and/or the Trust Amendment Proposal.
The Board has fixed the close of business on October 31, 2022 (the “Record Date”) as the record date for determining Longview’s stockholders entitled to receive notice of, and vote at, the Stockholder Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.

As described above, pursuant to the Certificate of Incorporation, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved and implemented. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal. On the Record Date, the redemption price per share was approximately $      (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $      as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on NYSE on the Record Date was $      . Longview cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.
The approval of the Charter Amendment Proposal under the Certificate of Incorporation requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five  percent (65%) of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class.
The approval of the Adjournment Proposal under Delaware law requires the affirmative vote of at least a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Stockholder Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Stockholder Meeting or the Board determines before the Stockholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
After careful consideration of all relevant factors, including, but not limited to, the conclusion that it is unlikely that Longview would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Longview and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.
Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Stockholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Stockholder Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Stockholder Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Stockholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Stockholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Stockholder Meeting or whether the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal at the Stockholder Meeting.
TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE VOLUNTARY REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A COMMON STOCK BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO LONGVIEW’S TRANSFER AGENT AT LEAST TWO

BUSINESS DAYS PRIOR TO THE VOTE AT THE STOCKHOLDER MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.
Enclosed is the Notice of Stockholder Meeting and accompanying proxy statement containing detailed information about the Stockholder Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, Longview urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of
LONGVIEW ACQUISITION CORP. II

John Rodin
Chief Executive Officer

PRELIMINARY PROXY — SUBJECT TO COMPLETION
Longview Acquisition Corp. II
767 Fifth Avenue, 44th Floor
New York, NY, 10153
NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
OF LONGVIEW ACQUISITION CORP. II
TO BE HELD ON            , 2022
To the Stockholders of Longview Acquisition Corp. II:
NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Longview Acquisition Corp. II, a Delaware corporation (“Longview,” “we,” “us,” “our” or the “Company”), will be held on                  , 2022, at           , Eastern Time, at the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”). In light of public health concerns regarding COVID-19, attendees of the meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending, please email            at least one day prior to the Stockholder Meeting.
You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on (i) a charter amendment proposal to amend and restate the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) by adopting the Second Amended and Restated Certificate of Incorporation in the form set forth in Annex A of the accompanying proxy statement (the “Second Amended and Restated Certificate of Incorporation”) to change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, from March 23, 2023 (the “Original Termination Date”) to September 23, 2023 (the “Extended Date”), or such other earlier date as shall be determined by Longview’s board of directors (the “Board”) and publicly announced by the Company (the “Amended Termination Date”), provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of Delaware (“DGCL”) and that such Amended Termination Date may be earlier than the Original Termination Date (the “Charter Amendment Proposal”); (ii) a trust amendment proposal to amend the Investment Management Trust Agreement, dated March 18, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) from (A) the earlier of Longview’s completion of an initial business combination and the Original Termination Date to (B) the earliest of (i) Longview’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such other date may be earlier than the Original Termination Date (the “Trust Amendment Proposal”); and (iii) an adjournment proposal to approve the adjournment of the Stockholder Meeting from time to time (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes from the holders of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, (y) if the Board determines before the Stockholder Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal, more fully described in the accompanying proxy statement, which is dated

           , 2022 and is first being mailed to stockholders on or about that date, or (z) if otherwise determined by the chairperson of the Stockholder Meeting to be necessary or appropriate (the “Adjournment Proposal”).
The purpose of the Charter Amendment Proposal is (i) to change the Original Termination Date to the Extended Date, in order to provide the Company with sufficient time to complete a business combination, or (ii) to change the Extended Date to the Amended Termination Date, if the Board determines it is in the best interests of Longview and its stockholders, such that Longview will redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption (together with the Voluntary Redemption, the “Share Redemption”) not more than ten business days after the Amended Termination Date, which, if prior to December 31, 2022, will enable the redemption of all of the Public Shares before Longview potentially becomes subject to certain excise taxes applicable to stock repurchases by U.S. public companies pursuant to the Inflation Reduction Act of 2022 (“IRA”) and, subject to the approval of Longview’s remaining stockholders after completion of the Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Share Redemption, which will allow Longview to return the funds to its Public Stockholders earlier and enable these stockholders to recover their investment sooner and deploy such returned funds as they see fit. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) Longview’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date. Longview also plans to voluntarily delist the Class A Common Stock, the Public Warrants and the units each comprising of one share of Class A Common Stock and one-fifth of one Public Warrant (the “Units”) from the New York Stock Exchange LLC (“NYSE”) as soon as practicable after completion of the Share Redemption, subject to the rules of NYSE and the Second Amended and Restated Certificate of Incorporation.
The full text of the resolutions to be voted on is as follows:
Proposal No. 1 — the Charter Amendment Proposal
“RESOLVED, that conditional upon the Company having net tangible assets of at least US$5,000,001 after giving effect to any share redemptions in connection with this resolution pursuant to Article IX of the Certificate of Incorporation, the amendment and restatement of the Certificate of Incorporation in its entirety as set forth in the Second Amended and Restated Certificate of Incorporation, in the form set forth in Annex A of the accompanying proxy statement, is hereby authorized and approved.”
Proposal No. 2 — the Trust Amendment Proposal
“RESOLVED, that conditional upon the effectiveness of the Second Amended and Restated Certificate of Incorporation of the Company, the amendment to the Investment Management Trust Agreement, dated March 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, is hereby authorized and approved.”
Proposal No. 3 — the Adjournment Proposal
“RESOLVED, that the adjournment of the special meeting to a later time, date and place to be determined by the chairman of the special meeting be and is hereby authorized and approved.”
Notwithstanding the order in which the proposals are set out herein, the Company may put proposals to the Stockholder Meeting in such order as it may determine.
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, Longview may move to adjourn the Stockholder Meeting to such later date or dates to permit further solicitation and vote of proxies. Longview also reserves the right to move to adjourn the Stockholder Meeting sine die in the event that the Board determines before the Stockholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Stockholder Meeting Longview will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Stockholder Meeting, the Adjournment Proposal will not be presented. After careful consideration of all relevant factors, including, but not limited to, the conclusion that it is unlikely that Longview would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Longview and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.
The Board has fixed the close of business on October 31, 2022 (the “Record Date”) as the record date for determining Longview’s stockholders entitled to receive notice of, and vote at, the Stockholder Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.
As described above, pursuant to the Certificate of Incorporation, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved and implemented. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal. On the Record Date, the redemption price per share was approximately $      (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $      as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on NYSE on the Record Date was $      . Longview cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.
The approval of the Charter Amendment Proposal is a condition to its implementation. In addition, Longview will not implement the Charter Amendment Proposal if Longview will not have at least US$5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, after taking into account the Voluntary Redemption. Longview cannot predict the amount that will remain in the Trust Account following the Voluntary Redemption if the Charter Amendment Proposal is approved and implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $      that was in the Trust Account as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any.
If the Charter Amendment Proposal is not approved or implemented, and a business combination is not completed on or before March 23, 2023, Longview will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s remaining stockholders after such redemption and the Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE VOLUNTARY REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A COMMON STOCK BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO LONGVIEW’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE STOCKHOLDER MEETING. YOU MAY TENDER

YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.
The approval of the Charter Amendment Proposal under the Certificate of Incorporation requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class.
The approval of the Adjournment Proposal under Delaware law requires the affirmative vote of at least a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Stockholder Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Stockholder Meeting or the Board determines before the Stockholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
Record holders of Common Stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 69,000,000 issued and outstanding Class A Common Stock and 17,250,000 issued and outstanding Class B Common Stock. Voting on all resolutions at the Stockholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each stockholder’s name which are voted, with each Common Stock carrying one vote.
As of the date of the proxy statement, Longview Investors II LLC (the “Sponsor”) and our independent directors hold 20.0% of the issued and outstanding Common Stock and have not purchased any Public Shares, but may do so at any time. Additionally, Glenview Capital Management, LLC, an affiliate of the Sponsor (“Glenview”) and certain entities affiliated with Glenview hold approximately 6.4% of the issued and outstanding Common Stock. In addition to these shares, (i) approval of the Charter Amendment Proposal will require the affirmative vote of at least 33,312,500 Common Stock held by the Public Stockholders (or approximately 48.3% of the Class A Common Stock); (ii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 33,312,500 Common Stock held by the Public Stockholders (or approximately 48.3% of the Class A Common Stock); and (iii) approval of the Adjournment Proposal will require the affirmative vote of at least 20,375,001 Common Stock held by the Public Stockholders (or approximately 29.5% of the Class A Common Stock) if all Common Stock are represented at the Stockholder Meeting and cast votes, and will not require the affirmative vote of any Common Stock held by the Public Stockholders if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.
Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Stockholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Stockholder Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Stockholder Meeting.
Enclosed is the proxy statement containing important information about the Stockholder Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, Longview urges you to read this material carefully and vote your shares.
The Company reserves the right to postpone or cancel the Stockholder Meeting and not to submit to stockholders or not to implement the Charter Amendment Proposal and/or the Trust Amendment Proposal.
If you have any questions or need assistance voting your Common Stock, please contact Okapi Partners LLC, Longview’s proxy solicitor, by calling (844) 343-2623, or banks and brokers can call collect at (212) 297-0720, or by emailing info@okapipartners.com.
This Notice of Stockholder Meeting and the accompanying proxy statement are dated           , 2022 and are first being mailed to stockholders on or about that date.
By Order of the Board of Directors of
Longview Acquisition Corp. II

John Rodin
Chief Executive Officer
           , 2022

LONGVIEW ACQUISITION CORP. II
767 Fifth Avenue, 44th Floor
New York, NY, 10153
PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
OF LONGVIEW ACQUISITION CORP. II
TO BE HELD ON           , 2022
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Longview Acquisition Corp. II with respect to, among other things, Longview’s capital resources and results of operations. Statements regarding market conditions and results of operations also are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect Longview’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Longview does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
Longview being a company with no operating history and no revenue;

•
the possibility that we may be unable to obtain the requisite stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal;

•
Longview’s ability to complete a business combination;

•
the market price and liquidity of the Class A Common Stock;

•
the lack of a market for our securities;

•
the per-share redemption price;

•
the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance; and

•
the timing of the Share Redemption and Longview’s liquidation, dissolution and delisting.

While forward-looking statements reflect Longview’s good faith beliefs, they are not guarantees of future performance. Longview disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Longview’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in Longview’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 and in other reports filed by Longview with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Longview (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting and the proposals to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to Longview stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on           , 2022, at           , Eastern Time. The Stockholder Meeting will be held at the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. In light of public health concerns regarding COVID-19, attendees of the meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending, please email           at least one day prior to the Stockholder Meeting.
Q:
Why am I receiving this proxy statement?

A:
Longview is a blank check company incorporated as a Delaware corporation on October 23, 2020. Longview was incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities. Following the closing of the IPO on March 23, 2021, including the simultaneous full exercise of the underwriters’ over-allotment option and the concurrent sales of private placement warrants to the Sponsor (the “Private Placement Warrants”), an amount of approximately $690,000,000 from the net proceeds of the sale of the Public Shares and the sale of Private Placement Warrants were placed in the Trust Account.

Like most blank check companies, the Certificate of Incorporation provides for the return of the IPO proceeds held in trust to the Public Stockholders if there is no qualifying business combination(s) consummated within 24 months after the date of the closing of the IPO (i.e., by the Original Termination Date).
The purpose of the Charter Amendment Proposal is (i) to change the Original Termination Date to the Extended Date, in order to provide the Company with sufficient time to complete a business combination, or (ii) to change the Extended Date to the Amended Termination Date, if the Board determines it is in the best interests of Longview and its stockholders, such that Longview will redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption not more than ten business days after the Amended Termination Date, which, if prior to December 31, 2022, will enable the redemption of all of the Public Shares before Longview potentially becomes subject to certain excise taxes applicable to stock repurchases by U.S. public companies pursuant to the IRA and, subject to the approval of Longview’s remaining stockholders after completion of the Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Share Redemption, which will allow Longview to return the funds to its Public Stockholders earlier and enable these stockholders to recover their investment sooner and deploy such returned funds as they see fit. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly the earliest of (i) Longview’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date. Longview also plans to voluntarily delist the Class A Common Stock, the Public Warrants and the Units from the NYSE as soon as practicable after completion of the Share Redemption, subject to the rules of NYSE and the Second Amended and Restated Certificate of Incorporation.
After careful consideration of all relevant factors, including, but not limited to, the conclusion that it is unlikely that Longview would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Longview and its stockholders. On this basis, Longview believes that it is in the best interests of Longview’s stockholders to amend and restate the Certificate of Incorporation and the Trust Agreement to change the Original

Termination Date to the Extended Date or the Amended Termination Date, as applicable and is therefore holding this Stockholder Meeting.
Q:
When and where will the Stockholder Meeting be held?

A:
The Stockholder Meeting will be held on           , 2022, at           , Eastern Time, at the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. In light of public health concerns regarding COVID-19, attendees of the meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending, please email           at least one day prior to the Stockholder Meeting.

Q:
How do I vote?

A:
If you were a holder of record of Class A Common Stock or Class B Common Stock on the close of business on October 31, 2022, the Record Date for the Stockholder Meeting, you may vote with respect to the proposals at the Stockholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.   By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by           , Eastern Time, on           , 2022, being 48 hours before the time appointed for the holding of the Stockholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Stockholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Stockholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Stockholder Meeting or whether the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal at the Stockholder Meeting.
Voting Electronically.    You may vote electronically via the Internet by accessing         in accordance with the instructions set forth on the enclosed proxy card. Votes submitted electronically via the Internet must be received by 11:59 p.m., Eastern Time, on          , 2022, the day before the time appointed for the holding of the Stockholder Meeting (or, in the case of an adjournment, no later than 11:59 p.m., Eastern Time on the day prior to the appointed time for the holding of the adjourned meeting.
Voting in Person at the Meeting.   If you attend the Stockholder Meeting and plan to vote in person, you will be provided with a ballot at the Stockholder Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to attend and vote in person at the Stockholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Stockholder Meeting and vote in person, you will need to bring to the Stockholder Meeting a legal proxy from your bank, broker or nominee authorizing you to vote these shares.

Q:
What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:
Longview stockholders are being asked to consider and vote on the following proposals:

1.   Proposal No. 1 — Charter Amendment Proposal — To amend and restate the Company’s Certificate of Incorporation by adopting the Second Amended and Restated Certificate of Incorporation in the form set forth in Annex A of this proxy statement to change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, from the Original Termination Date to the Extended Date or the Amended Termination Date, as applicable, provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date;
2.   Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account from (A) the earlier of Longview’s completion of an initial business combination and the Original Termination Date to (B) the earliest of (i) Longview’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such other date may be earlier than the Original Termination Date; and
3.   Proposal No. 3 — Adjournment Proposal — To approve the adjournment of the Stockholder Meeting from time to time (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes from the holders of Class A Common Stock and Class B Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, (y) if Longview’s Board determines before the Stockholder Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal, or (z) if otherwise determined by the chairperson of the Stockholder Meeting to be necessary or appropriate.
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. For more information, please see “Proposal No. 1 — The Charter Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal” and “Proposal No. 3 — The Adjournment Proposal.”
After careful consideration, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Longview and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Longview and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor, Certain of Longview’s Public Stockholders and Longview’s Officers and Directors,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor, Certain of Longview’s Public Stockholders and Longview’s Officers and Directors,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:
Are the proposals conditioned on one another?

A:
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, Longview may move to adjourn the Stockholder Meeting to such later date or dates to permit further solicitation and vote of proxies. Longview also reserves the right to move to adjourn the Stockholder Meeting sine die in the event that the Board determines before the Stockholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Stockholder Meeting Longview will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Stockholder Meeting, the Adjournment Proposal will not be presented.
Q:
Why is Longview proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A:
The Certificate of Incorporation currently provides that Longview has until the Original Termination Date to complete its initial business combination and, if Longview does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s then remaining stockholders and the Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Charter Amendment Proposal is approved and implemented, Longview will continue to attempt to consummate an initial business combination, unless the Board, in its sole discretion, decides it is no longer in the best interests of the Company or its stockholders to do so, until the earlier of the Extended Date and the Amended Termination Date (provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date).
If the Charter Amendment Proposal is approved and implemented, and if the Board, in its sole discretion, subsequently decides that liquidation and dissolution is in the best interest of Longview and its stockholders, Longview will, (i) on the Amended Termination Date (provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date), cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, complete redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s remaining stockholders after completion of the Share Redemption and the Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Longview in connection with either a closing of an initial business combination or Longview’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Longview’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (a) after its receipt of the applicable instruction letter delivered by Longview in connection with either a closing of an initial business combination or Longview’s inability to effect an initial business combination within the time frame specified in the Second Amended and Restated Certificate of Incorporation or (b) upon the earliest of (i) Longview’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
The purpose of the Charter Amendment Proposal is (i) to change the Original Termination Date to the Extended Date, in order to provide the Company with sufficient time to complete a business combination, or (ii) to change the Extended Date to the Amended Termination Date, if the Board determines it is in the best interests of Longview and its stockholders, such that Longview will redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption not more than ten business days after the Amended Termination Date, which, if prior to December 31, 2022, will enable the redemption of all of the Public Shares before Longview potentially becomes subject to certain excise taxes applicable to stock repurchases by U.S. public companies pursuant to the IRA and, subject to the approval of Longview’s remaining stockholders after completion of the Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Share Redemption, which will allow Longview to return the funds to its Public Stockholders earlier and enable these stockholders to recover their investment sooner and deploy such returned funds as they see fit. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) Longview’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date. Longview also plans to voluntarily delist the Class A Common Stock, the Public Warrants and the Units from the NYSE as soon as practicable after completion of the Share Redemption, subject to the rules of NYSE and the Second Amended and Restated Certificate of Incorporation.
For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
In the event the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented and Longview is unable to complete a business combination on or before the Original Termination Date, Longview will dissolve and liquidate in accordance with the Certificate of Incorporation.
Q:
What constitutes a quorum?

A:
A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of one or more stockholders holding a majority of the issued and outstanding Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The shares of the initial stockholders of Longview, including the Sponsor, Westley Moore, Shalinee Sharma, and Brian Zied (the “Longview Initial Stockholders”), who own 20.0% of the issued and outstanding Common Stock as of the Record Date, will count towards this quorum. Additionally, Glenview Capital Management, LLC, an affiliate of the Sponsor (“Glenview”) and certain entities affiliated with Glenview (the “Glenview Holders”) hold approximately 6.4% of the issued and outstanding Common Stock. As a result, as of the Record Date, in addition to the shares of the Longview Initial Stockholders and the Glenview Holders, an additional 20,375,001 shares of Common Stock held by the Public Stockholders would be required to be present at the Stockholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Stockholder Meeting are “non-discretionary” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Longview does not expect there to be any broker non-votes at the Stockholder Meeting. If a quorum is not present or represented by proxy at the Stockholder Meeting, or if during the Stockholder Meeting a quorum ceases to be present, the chairman of the meeting may adjourn the meeting in the manner provided in the Certificate of Incorporation until a quorum shall attend.
Q:
What vote is required to approve the proposals presented at the Stockholder Meeting?

A:
The approval of the Charter Amendment Proposal under the Certificate of Incorporation requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class.
The approval of the Adjournment Proposal under Delaware law requires the affirmative vote of at least a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Stockholder Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Stockholder Meeting or the Board determines before the Stockholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
Q:
How will the Longview Initial Stockholders vote?

A:
On the Record Date, the Longview Initial Stockholders owned and were entitled to vote an aggregate of 17,250,000 Common Stock, representing 20.0% of Longview’s issued and outstanding Common Stock, and plan to vote in favor of each of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:
Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A:
The Certificate of Incorporation currently provides that Longview has until the Original Termination Date to complete its initial business combination and, if Longview does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s then remaining stockholders and the Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

I If the Charter Amendment Proposal is approved and implemented, Longview will continue to attempt to consummate an initial business combination, unless the Board, in its sole discretion, decides it is no longer in the best interests of the Company or its stockholders to do so, until the earlier of the Extended Date and the Amended Termination Date (provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date).
If the Charter Amendment Proposal is approved and implemented, and if the Board, in its sole discretion, subsequently decides that liquidation and dissolution is in the best interest of Longview and its stockholders, Longview will, (i) on the Amended Termination Date (provided that such Amended

Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date), cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, complete redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s remaining stockholders after completion of the Share Redemption and the Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Longview in connection with either a closing of an initial business combination or Longview’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Longview’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (a) after its receipt of the applicable instruction letter delivered by Longview in connection with either a closing of an initial business combination or Longview’s inability to effect an initial business combination within the time frame specified in the Second Amended and Restated Certificate of Incorporation or (b) upon the earliest of (i) Longview’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
The purpose of the Charter Amendment Proposal is (i) to change the Original Termination Date to the Extended Date, in order to provide the Company with sufficient time to complete a business combination, or (ii) to change the Extended Date to the Amended Termination Date, if the Board determines it is in the best interests of Longview and its stockholders, such that Longview will redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption not more than ten business days after the Amended Termination Date, which, if prior to December 31, 2022, will enable the redemption of all of the Public Shares before Longview potentially becomes subject to certain excise taxes applicable to stock repurchases by U.S. public companies pursuant to the IRA and, subject to the approval of Longview’s remaining stockholders after completion of the Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Share Redemption, which will allow Longview to return the funds to its Public Stockholders earlier and enable these stockholders to recover their investment sooner and deploy such returned funds as they see fit. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) Longview’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date. Longview also plans to voluntarily delist the Class A Common Stock, the Public Warrants and the Units from the NYSE as soon as practicable after completion of the Share Redemption, subject to the rules of NYSE and the Second Amended and Restated Certificate of Incorporation.
After careful consideration of all relevant factors, including, but not limited to, the conclusion that it is unlikely that Longview would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in your best interests and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.
For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by Longview’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal.

The Company may also move to adjourn the Stockholder Meeting sine die in the event that the Board determines before the Stockholder Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.
If presented, the Board recommends that you vote in favor of the Adjournment Proposal.
Q:
What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:
If you do not want the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Stockholder Meeting in person or by proxy, you may vote “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Common Stock will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved.
However, if you fail to return your proxy card, or if you fail to attend the Stockholder Meeting in person or by proxy or do attend the Stockholder Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, (a) with respect to the Adjournment Proposal, your Common Stock will not be counted for the purposes of determining whether the Adjournment Proposal (as the case may be) is approved and your Common Stock which are not voted at the Stockholder Meeting will have no effect on the outcome of such votes; and (b) with respect to the Charter Amendment Proposal and the Trust Amendment Proposal, your Common Stock will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal at the Stockholder Meeting.
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.
Q:
What happens if the Charter Amendment Proposal is not approved?

A:
If, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal, Longview may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by Longview’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Common Stock at the time of the Stockholder Meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, Longview will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public

Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s remaining stockholders after such redemption and the Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
If Longview is unable to consummate a business combination by or before the Original Termination Date, there is a significant risk that the redemption of the Public Shares will be subject to the 1% excise tax applicable to stock repurchases by U.S. public companies pursuant to the IRA. The application of the excise tax to any redemptions Longview makes after December 31, 2022, could potentially reduce the per-share amount that Public Stockholders would otherwise be entitled to receive and could cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination.
In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other.
Q:
If the Charter Amendment Proposal is approved, what happens next?

A:
Pursuant to the Certificate of Incorporation, if the Charter Amendment Proposal is approved, the Public Stockholders may elect to redeem all or a portion of their Public Shares in the Voluntary Redemption. However, pursuant to the Certificate of Incorporation, Longview will not implement the Charter Amendment Proposal if Longview will not have at least US$5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.

If the Charter Amendment Proposal is approved and implemented, Longview will continue to attempt to consummate an initial business combination, unless the Board, in its sole discretion, decides it is no longer in the best interests of the Company or its stockholders to do so, until the earlier of the Extended Date and the Amended Termination Date (provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date).
If the Charter Amendment Proposal is approved and implemented, and if the Board, in its sole discretion, subsequently decides that liquidation and dissolution is in the best interest of Longview and its stockholders, Longview will, (i) on the Amended Termination Date (provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date), cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, complete redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s remaining stockholders after completion of the Share Redemption and the Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
However, pursuant to the Certificate of Incorporation, Longview will not implement the Charter Amendment Proposal if Longview will not have at least US$5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.

Q:
How are the funds in the Trust Account currently being held?

A:
With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO registration statement or that does not complete its initial business combination within 24 months after such date. While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act, to mitigate the risk of being viewed as operating as an unregistered investment company, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or March 18, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or our liquidation. Following the liquidation of the Trust Account assets, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future, and those stockholders who elect not to redeem their Public Shares in connection with the approval of the Charter Amendment Proposal will receive no more than the same per share amount, without additional interest, if they redeem their Public Shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the approval of the Charter Amendment Proposal.
In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation. For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the Trust Account, which would reduce the dollar amount that our Public Stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.”
Q:
If I vote for or against the Charter Amendment Proposal, can I request that my shares be redeemed?

A:
Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote at all, you may elect to redeem your Public Shares, provided that the Charter Amendment Proposal is approved and implemented. You will need to submit a redemption request for your Public Shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.
Q:
Will how I vote affect my ability to exercise redemption rights?

A:
You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or vote at all, and regardless of whether you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise). However, under Longview’s Certificate of Incorporation, Longview is only obligated to provide you with the opportunity to redeem your Public Shares in connection with the Charter Amendment Proposal upon the approval of such proposal and Longview will not implement the Charter Amendment Proposal if Longview will not have at least US$5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.

Q:
What will happen to Longview’s warrants?

A:
If the Charter Amendment Proposal and Trust Amendment Proposal are approved and we do not consummate an initial business combination by the Extended Date, our warrants will expire worthless.

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, our warrants will also expire worthless.
Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Stockholders of record may (i) send a later-dated, signed proxy card to Continental, the Transfer Agent, at the address set forth under the question “Who can help answer my questions?” below so that it is received no later than 48 hours before the time appointed for the holding of the Stockholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting); (ii) attend the Stockholder Meeting in person, revoke your proxy and vote; or (iii) revoke their proxy by sending a notice of revocation to the Board at Longview’s address at 767 Fifth Avenue, 44th Floor, New York, NY, 10153, which must be received by the Board prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

Q:
How are votes counted?

A:
Voting on all resolutions at the Stockholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each stockholder’s name which are voted, with each Common Stock carrying one vote.

Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Stockholders who attend the Stockholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Stockholder Meeting.
At the Stockholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved, and any Common Stock which are not voted at the Stockholder Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, (a) will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:
If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Longview or by voting in person at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee.

Under the rules of NYSE, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on discretionary proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that NYSE determines to be non-discretionary without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Stockholder Meeting are non-discretionary matters and therefore, Longview does not expect there to be any broker non-votes at the Stockholder Meeting.
If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Stockholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Q:
Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A:
Yes. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of Longview and its stockholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:
What interests do Longview’s directors and officers have in the approval of the Charter Amendment Proposal?

A:
Aside from their interests as stockholders, the Sponsor and Longview’s officers and directors have interests that differ from the interests of other stockholders generally. For more details, see the sections entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor, Certain of Longview’s Public Stockholders and Longview’s Officers and Directors,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor, Certain of Longview’s Public Stockholders and Longview’s Officers and Directors,” and “Beneficial Ownership of Securities” of this proxy statement.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?

A:
No. There are no appraisal rights available to Longview’s stockholders in connection with the Charter Amendment Proposal.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal and the Trust Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:
How do I exercise my redemption rights?

A:
If you are a Public Stockholder and wish to exercise your right to redeem your Class A Common Stock, you must:

(a)   hold Class A Common Stock;
(b)   submit a written request to Continental, the Transfer Agent, in which you request that Longview redeem all or a portion of your Class A Common Stock for cash; and
(c)   tender your Class A Common Stock by either delivering your share certificate to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system. The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on           , 2022 (two business days before the Stockholder Meeting) in order for their shares to be redeemed.
If you hold your Public Shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.
Pursuant to the Certificate of Incorporation, if the Charter Amendment Proposal is approved, the Public Stockholders may elect to redeem all or a portion of their Public Shares in the Voluntary Redemption. However, pursuant to the Certificate of Incorporation, Longview will not implement the Charter Amendment Proposal if Longview will not have at least US$5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
If the Charter Amendment Proposal is approved and implemented, and if the Board, in its sole discretion, subsequently decides that liquidation and dissolution is in the best interest of Longview and its stockholders, Longview will, (i) on the Amended Termination Date (provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date), cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, complete redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s remaining stockholders after completion of the Share Redemption and the Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Any request for Voluntary Redemption, once made by a Public Stockholder, may be withdrawn at any time up to 5:00 p.m., Eastern Time, on           , 2022 (the “Voluntary Redemption Withdrawal Deadline”). If you deliver your shares for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that Longview instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.
Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent prior to 5:00 p.m., Eastern Time, on           , 2022 (two business days before the Stockholder Meeting).

Q:
What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:
You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:
Longview will pay the cost of soliciting proxies for the Stockholder Meeting. Longview has engaged Okapi Partners LLC to assist in the solicitation of proxies for the Stockholder Meeting. Longview will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Class A Common Stock and in obtaining voting instructions from those owners. The directors, officer and employees of Longview may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Stockholders may call toll free: (844) 343-2623
Banks and Brokers may call collect: (212) 297-0720
Email: info@okapipartners.com
You also may obtain additional information about Longview from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Stockholder and you intend to seek redemption of your shares, you will need to deliver your Class A Common Stock (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on           , 2022 (two business days prior to the date of the Stockholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Mark Zimkind
Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
E-mail: mzimkind@continentalstock.com

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.
On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions. Such excise tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on NYSE, we are a “covered corporation” for this purpose. The amount of such excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax; however, no guidance has been issued to date. It is uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of our Public Shares after December 31, 2022, including any redemptions in connection with an initial business combination or in the event we do not consummate an initial business combination by the Extended Date.
As described under “Proposal No. 1 — Charter Amendment Proposal — Redemption Rights,” if the Original Termination Date (currently March 23, 2023) is extended, our public stockholders will have the right to require us to redeem their Public Shares. Because any redemption that occurs in connection with the approval of the Charter Amendment Proposal would occur before December 31, 2022, we would not be subject to the excise tax as a result of any redemptions in connection with the approval of the Charter Amendment Proposal. However, if our stockholders approve the Charter Amendment Proposal, then any redemption or other repurchase that we make that occurs after December 31, 2022 may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with our initial business combination, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination and could potentially reduce the per-share amount that Public Stockholders would otherwise be entitled to receive.
If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the Trust Account, which would reduce the dollar amount that our Public Stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.
On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a business combination transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the date of the registration statement for its initial public offering. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Rule Proposals.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, which does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed the IPO in March 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 19 months after the effective date of the IPO, as of the date of this proxy statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.
The funds in the Trust Account have, since the IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of June 30, 2022, amounts held in trust account included approximately $1,266,846 of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, or March 18, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future, and those stockholders who elect not to redeem all or a portion of their Public Shares in connection with the approval of the Charter Amendment Proposal will receive no more than the same per share amount, without additional interest, if they redeem all or a portion of their Public Shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed all or a portion of their Public Shares in connection with the approval of the Charter Amendment Proposal.
In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.

SPECIAL MEETING OF LONGVIEW STOCKHOLDERS
This proxy statement is being provided to Longview stockholders as part of a solicitation of proxies by the Board for use at the special meeting of Longview stockholders to be held on           , 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Stockholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about           , 2022 to all stockholders of record of Longview as of the close of business on October 31, 2022, the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.
The Company reserves the right to postpone or cancel the Stockholder Meeting and not to submit to stockholders or not to implement the Charter Amendment Proposal and/or the Trust Amendment Proposal.
Date, Time and Place of Stockholder Meeting
The Stockholder Meeting will be held on           , 2022 at           , Eastern Time, at the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
In light of public health concerns regarding COVID-19, attendees of the meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending, please email           at least one day prior to the Stockholder Meeting.
If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, and if you plan to vote at the Stockholder Meeting, you will need to have a legal proxy from your bank, broker or other nominee. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
A separate conference line to allow participants to communicate with each other during the Stockholder Meeting will also be made available.
The Proposals at the Stockholder Meeting
At the Stockholder Meeting, Longview stockholders will consider and vote on the following proposals:
1.
Proposal No. 1 — Charter Amendment Proposal — To amend and restate the Company’s Certificate of Incorporation by adopting the Second Amended and Restated Certificate of Incorporation in the form set forth in Annex A of this proxy statement to change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, from the Original Termination Date to the Extended Date or the Amended Termination Date, as applicable, provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date;

2.
Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account from (A) the earlier of Longview’s completion of an initial business combination and the Original Termination Date to (B) the earliest of (i) Longview’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such other date may be earlier than the Original Termination Date; and

3.
Proposal No. 3 — Adjournment Proposal — To approve the adjournment of the Stockholder Meeting from time to time (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes from the holders of Class A Common Stock and Class B Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, (y) if Longview’s Board determines before the Stockholder Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal, or (z) if otherwise determined by the chairperson of the Stockholder Meeting to be necessary or appropriate.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Stockholder Meeting, the Adjournment Proposal will not be presented.
Voting Power; Record Date
As a stockholder of Longview, you have a right to vote on certain matters affecting Longview. The proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on October 31, 2022, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 86,250,000 issued and outstanding Common Stock, of which 69,000,000 Class A Common Stock are held by the Public Stockholders and 17,250,000 Class B Common Stock are held by the Longview Initial Stockholders.
Recommendation of the Board
THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum
The presence, in person or by proxy, of one or more stockholders holding a majority of the issued and outstanding Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Longview Initial Stockholders, who own 20.0% of the issued and outstanding Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Longview Initial Stockholders and the Glenview Holders, an additional 20,375,001 shares of Common Stock held by the Public Stockholders would be required to be present at the Stockholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes
Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Delaware law, will not constitute votes cast at the Stockholder Meeting and therefore (a) will not count as votes cast at the Stockholder Meeting and will have no effect on the outcome of the vote on the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal at the Stockholder Meeting.
Under NYSE rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain discretionary matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any non-discretionary matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more discretionary proposals to be voted on at a meeting of stockholders, (ii) there are one or more non-discretionary proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a non-discretionary matter.
We believe that all of the proposals to be voted on at the Stockholder Meeting will be considered non-discretionary matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Stockholder Meeting without your instruction.
Because all of the proposals to be voted on at the Stockholder Meeting are non-discretionary matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Stockholder Meeting.
Vote Required for Approval
The approval of the Charter Amendment Proposal under the Certificate of Incorporation requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class.
The approval of the Adjournment Proposal under Delaware law requires the affirmative vote of at least a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Stockholder Meeting and entitled to vote thereon.
Voting Your Shares
If you were a holder of record of Common Stock as of the close of business on October 31, 2022, the Record Date for the Stockholder Meeting, you may vote with respect to the proposals in person or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are three ways to vote your Common Stock at the Stockholder Meeting:
Voting by Mail.   By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by           a.m., Eastern Time, on        , 2022, being 48 hours before the time appointed for the holding of the Stockholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Stockholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Stockholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Stockholder Meeting or whether the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal at the Stockholder Meeting.
Voting Electronically.    You may vote electronically via the Internet by accessing          in accordance with the instructions set forth on the enclosed proxy card. Votes submitted electronically via the Internet mustbe received by 11:59 p.m., Eastern Time, on           , 2022, the day before the time appointed for the holding of the Stockholder Meeting (or, in the case of an adjournment, no later than 11:59 p.m., Eastern Time on the day prior to the appointed time for the holding of the adjourned meeting.
Voting in Person at the Meeting.   If you attend the Stockholder Meeting and plan to vote in person, you will be provided with a ballot at the Stockholder Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to attend and vote in person at the Stockholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Stockholder Meeting and vote in person, you will need to bring to the Stockholder Meeting a legal proxy from your bank, broker or nominee authorizing you to vote these shares.
Revoking Your Proxy
If you are a stockholder of record and give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:
•
you may send a later-dated, signed proxy card to Continental, the Transfer Agent, which shall be received no later than 48 hours before the time appointed for the holding of the Stockholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

•
you may notify the Board in writing to Longview Acquisition Corp. II, 767 Fifth Avenue, 44th Floor, New York, NY, 10153 before the Stockholder Meeting that you have revoked your proxy; or

•
you may attend the Stockholder Meeting, revoke your proxy, and vote in person, as indicated above.

However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.
No Additional Matters
The Stockholder Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Stockholder Meeting. If any additional matters are properly presented at the Stockholder Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
Who Can Answer Your Questions about Voting
If you are a Longview stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Okapi Partners LLC, our proxy solicitor, by calling (844) 343-2623 (toll-free), or banks and brokers can call (212) 297-0720, or by emailing info@okapipartners.com.

Redemption Rights
Pursuant to the Certificate of Incorporation, if the Charter Amendment Proposal is approved, the Public Stockholders may elect to redeem all or a portion of their Public Shares in the Voluntary Redemption. However, pursuant to the Certificate of Incorporation, Longview will not implement the Charter Amendment Proposal if Longview will not have at least US$5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
If the Charter Amendment Proposal is approved and implemented, and if the Board, in its sole discretion, subsequently decides that liquidation and dissolution is in the best interest of Longview and its stockholders, Longview will, (i) on the Amended Termination Date (provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date), cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, complete redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s remaining stockholders after completion of the Share Redemption and the Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. As of the close of business on the Amended Termination Date, all issued and outstanding Public Shares, will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of the Public Shares upon presentation of their respective share certificates or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. We anticipate that the funds to be distributed to the Public Stockholders. Upon the completion of the Share Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.
As a Public Stockholder, you will be entitled to receive cash for any Class A Common Stock to be redeemed only if you:
(i)
hold Class A Common Stock;

(ii)
submit a written request to Continental, the Transfer Agent, in which you request that Longview redeem all or a portion of your Class A Common Stock for cash; and

(iii)
tender your Class A Common Stock by either delivering your share certificate to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem all or a portion of their Class A Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on           , 2022 (two business days before the Stockholder Meeting) in order for all or a portion of their shares to be redeemed. You will only be entitled to receive cash, subject to the Redemption Limitation (as defined in the Certificate of Incorporation), in connection with a redemption of these shares if you continue to hold them until the anticipated effective date of the Charter Amendment Proposal and redemption.
If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of Longview that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Voluntary Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for Voluntary Redemption, once made by a Public Stockholder, may be withdrawn at any time up to 5:00 p.m., Eastern Time, on           , 2022. If you deliver your shares for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that Longview instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on           , 2022 (two business days before the Stockholder Meeting).
For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights
There are no appraisal rights available to Longview’s stockholders in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.
Proxy Solicitation Costs
Longview is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Longview has engaged Okapi Partners LLC to assist in the solicitation of proxies for the Stockholder Meeting. Longview and its directors, officers and employees may also solicit proxies in person. Longview will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
Longview will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Longview will pay Okapi Partners LLC a fee of $20,000, plus disbursements, reimburse Okapi Partners LLC for its reasonable out-of-pocket expenses and indemnify Okapi Partners LLC and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Longview’s proxy solicitor. Longview will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Longview stockholders. Directors, officers and employees of Longview who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL
Overview
Longview is proposing to amend and restate the Certificate of Incorporation to change the date by which Longview has to consummate a business combination from the Original Termination Date to the Extended Date or the Amended Termination Date, as applicable.
On the Record Date, the redemption price per share was approximately $      (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $      as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on NYSE on the Record Date was $      . Longview cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.
Reasons for the Charter Amendment Proposal
Longview is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. After the closing of the IPO in March 2021, and consistent with Longview’s business purpose, the Board and Longview’s management commenced an active search for potential business combination targets, leveraging Longview’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.
The Charter Amendment Proposal is intended to provide the Company with sufficient time to complete a business combination, which the Board believes is in the best interests of Longview and its Stockholders.
The Charter Amendment Proposal is also intended to provide the Company with the option to effect the Share Redemption prior to January 1, 2023, if the Board, in its sole discretion, decides it is in the best interests of Longview and its stockholders to do so.
As of the date of this proxy statement, Longview’s management has reviewed over 80 potential targets and executed 16 customary confidentiality agreements in connection with Longview’s search for suitable targets.
On July 15, 2021, Longview entered into a business combination agreement (the “Terminated Business Combination Agreement”), by and among Longview, HF Halo Merger Sub, Inc., a wholly owned subsidiary of Longview, and HeartFlow Holding, Inc. (“HeartFlow”). On February 4, 2022, the parties to the Terminated Business Combination Agreement entered into a termination agreement, pursuant to which the parties mutually agreed to terminate the Terminated Business Combination Agreement. Prior to termination of the Terminated Business Combination Agreement, Longview requested that HeartFlow management undertake a thorough analysis of its financial projections. Following the conclusion of that process, and extensive mutual efforts to negotiate an appropriate valuation adjustment, Longview and HeartFlow agreed to terminate the Terminated Business Combination Agreement.
Other than the Terminated Business Combination Agreement, as of the date of this proxy statement, Longview has not entered into an agreement to effectuate a business combination with any of the potential targets that it has reviewed due to a variety of reasons, including, among other things: (i) the parties’ inability to reach an agreement on valuation; (ii) Longview’s preliminary assessment of the relevant target company’s business model, competitive landscape and corresponding risks to future financial performance; (iii) Longview’s preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business; and (iv) alternative options available to potential targets, such as pursuing a traditional initial public offering or waiting for the capital markets to improve before pursuing a listing.

In particular, through its efforts to find a suitable target for a business combination, Longview’s management has encountered material changes in the market valuations of public company transactions since the IPO, creating divergent expectations of valuation between SPACs like Longview and stockholders of the privately owned businesses that may be interested in pursuing a business combination. The Board believes such a divergence in expectations will remain the trend in the near to medium term such that Longview will not be able to identify, agree upon and consummate a business combination with a suitable target that meets Longview’s criteria for a business combination at an acceptable valuation by or before the Original Termination Date. Changes in the regulatory landscape have further affected Longview’s prospects for consummating a business combination, including the SEC’s proposed rules relating to, among other items, enhancing disclosure in business combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed business combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial business combination and could further impair Longview’s ability to complete an initial business combination by or before the Original Termination Date.
Moreover, recent legislative developments may negatively impact Public Stockholders if Longview is unable to consummate a business combination by or before the Original Termination Date. The IRA imposes a 1% excise tax on the fair market value of stock repurchased by a U.S. corporation beginning in 2023, with certain exceptions. Because Longview is a publicly listed Delaware corporation, it is a “covered corporation” within the meaning of the IRA; consequently, the Board believes that, absent additional guidance and unless an exception is available (such as netting any redemption against share issuances pursuant to a business combination and/or a financing transaction relating to any such business combination), there is a significant risk that this excise tax will apply to any redemptions of Common Stock after December 31, 2022, including redemptions made if Longview is unable to consummate a business combination by or before the Original Termination Date. The application of the excise tax to any redemptions Longview makes after December 31, 2022, could potentially reduce the per-share amount that Public Stockholders would otherwise be entitled to receive and cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination.
The Certificate of Incorporation currently provides that Longview has until the Original Termination Date to complete its initial business combination and, if Longview does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s then remaining stockholders and the Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The purpose of the Charter Amendment Proposal is (i) to change the Original Termination Date to the Extended Date, in order to provide the Company with sufficient time to complete a business combination, or (ii) to change the Extended Date to the Amended Termination Date, if the Board determines it is in the best interests of Longview and its stockholders, such that Longview will redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption not more than ten business days after the Amended Termination Date, which, if prior to December 31, 2022, will enable the redemption of all of the Public Shares before Longview potentially becomes subject to certain excise taxes applicable to stock repurchases by U.S. public companies pursuant to the IRA and, subject to the approval of Longview’s remaining stockholders after completion of the Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Share Redemption, which will allow Longview to return the funds to its Public Stockholders earlier and enable these stockholders to recover their investment sooner and deploy such returned funds as they see fit. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) Longview’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date. Longview also plans to voluntarily delist the Class A Common Stock, the Public Warrants and the Units from the NYSE as soon as practicable after completion of the Share Redemption, subject to the rules of NYSE and the Second Amended and Restated Certificate of Incorporation.
After careful consideration of all relevant factors, including, but not limited to, the conclusion that it is unlikely that Longview would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal is in the best interests of Longview and its stockholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.
If the Charter Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal, Longview may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by Longview’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Common Stock at the time of the Stockholder Meeting to approve the Charter Amendment Proposal.
If the Charter Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, Longview will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s remaining stockholders after such redemption and the Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other.
If the Charter Amendment Proposal Is Approved
Pursuant to the Certificate of Incorporation, if the Charter Amendment Proposal is approved, the Public Stockholders may elect to redeem all or a portion of their Public Shares in the Voluntary Redemption. However, pursuant to the Certificate of Incorporation, Longview will not implement the Charter Amendment Proposal if Longview will not have at least US$5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
If the Charter Amendment Proposal is approved and implemented, Longview will continue to attempt to consummate an initial business combination, unless the Board, in its sole discretion, decides it is no longer in the best interests of the Company or its stockholders to do so, until the earlier of the Extended Date and the Amended Termination Date (provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date).
If the Charter Amendment Proposal is approved and implemented, and if the Board, in its sole discretion, subsequently decides that liquidation and dissolution is in the best interest of Longview and its stockholders, Longview will, (i) on the Amended Termination Date (provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of

Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date), cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, complete redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s remaining stockholders after completion of the Share Redemption and the Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Interests of the Sponsor, Certain of Longview’s Public Stockholders and Longview’s Officers and Directors,
When you consider the recommendation of the Board, Longview stockholders should be aware that aside from their interests as stockholders, the Sponsor and Longview’s officers and directors have interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Longview stockholders that they approve the Charter Amendment Proposal. Longview stockholders should take the following interests into account when deciding whether to approve the Charter Amendment Proposal:
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the fact that the Glenview Holders hold approximately 6.4% of Longview’s Common Stock and approximately 8.0% of the Public Shares. Without the approval of the Charter Amendment Proposal, Glenview may only be able to recover its investment in Longview by way of (i) Longview’s redemption of these Public Shares upon the exercise of its redemption rights in connection with a stockholder vote on a proposed business combination, (ii) Longview’s redemption of these Public Shares upon the approval of any other amendment to any provision of the Certificate of Incorporation relating to the rights of holders of Class A Common Stock, or (iii) liquidation of the Trust Account if Longview has not completed an initial business combination by the Original Termination Date;

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the fact that the Sponsor and Longview’s officers and directors have agreed not to redeem any Common Stock held by them in connection with a stockholder vote to approve a business combination or the Charter Amendment Proposal. Therefore, the 9,800,000 Private Placement Warrants held by the Sponsor, for which the Sponsor paid $14,700,000, and the 17,250,000 Class B Common Stock held by the Longview Initial Stockholders, for which they paid $25,000, will become worthless if Longview is not able to consummate a business combination within the required time period;

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the fact that the Sponsor and Longview’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Common Stock (other than Public Shares) held by them;

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the fact that the Sponsor and Longview’s officers and directors will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial business combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial business combination. As of June 30, 2022, Longview had cash of $46,417 remaining outside of the Trust Account. As of June 30, 2022, $2,700,000 was owed to the Sponsor under a non-interest bearing, unsecured promissory note;

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the fact that, if the Charter Amendment Proposal is not approved and we are unable to complete an initial business combination by the Original Termination Date, the winding-up and liquidation of the Company, and the redemption of our then outstanding Public Shares, will occur in 2023, at which time our Board believes that, unless an exception is available, there is a significant risk that such redemptions will be subject to an excise tax under the IRA; if we are unable to withdraw interest earned on the Trust Account for purposes of satisfying any such excise tax obligations, such excise tax obligations may need to be satisfied out of the residual assets of the Company following liquidation of the Trust Account, which could otherwise be distributed to the Sponsor and, indirectly, its members (which include each of our officers); and

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the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Longview to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount on the liquidation date, by the claims of prospective target businesses with which Longview has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Longview, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights
Pursuant to the Certificate of Incorporation, if the Charter Amendment Proposal is approved, the Public Stockholders may elect to redeem all or a portion of their Public Shares in the Voluntary Redemption. However, pursuant to the Certificate of Incorporation, Longview will not implement the Charter Amendment Proposal if Longview will not have at least US$5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
If the Charter Amendment Proposal is approved and implemented, and if the Board, in its sole discretion, subsequently decides that liquidation and dissolution is in the best interest of Longview and its stockholders, Longview will, (i) on the Amended Termination Date (provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such Amended Termination Date may be earlier than the Original Termination Date), cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, complete redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Longview to pay its franchise and income taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Longview’s remaining stockholders after completion of the Share Redemption and the Board, liquidate and dissolve, subject in each case to Longview’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. As of the close of business on the Amended Termination Date, all issued and outstanding Public Shares, will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of the Public Shares upon presentation of their respective share certificates or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. We anticipate that the funds to be distributed to the Public Stockholders. Upon the completion of the Share Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.
As a Public Stockholder, you will be entitled to receive cash for any Class A Common Stock to be redeemed only if you:
(i)
hold Class A Common Stock;

(ii)
submit a written request to Continental, the Transfer Agent, in which you request that Longview redeem all or a portion of your Class A Common Stock for cash; and

(iii)
tender your Class A Common Stock by either delivering your share certificate to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem all or a portion of their Class A Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on           , 2022 (two business days before the Stockholder Meeting) in order for all or a portion of their shares to be redeemed. You will only be entitled to receive cash, subject to the Redemption Limitation (as defined in the Certificate of Incorporation), in connection with a redemption of these shares if you continue to hold them until the anticipated effective date of the Charter Amendment Proposal and redemption.

If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of Longview that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Voluntary Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for Voluntary Redemption, once made by a Public Stockholder, may be withdrawn at any time up to 5:00 p.m., Eastern Time, on           , 2022. If you deliver your shares for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that Longview instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on           , 2022 (two business days before the Stockholder Meeting).
For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Impact on Outstanding Warrants
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the Original Termination Date or, if this proposal and the Trust Amendment Proposal are approved, the Extended Date or the Amended Termination Date, as applicable.
Vote Required for Approval
The approval of the Charter Amendment Proposal under the Certificate of Incorporation requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Delaware law, will have the effect of a vote “AGAINST” the Charter Amendment Proposal. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal.
In addition to the shares of the Longview Initial Stockholders, and, assuming the shares of the Glenview Holders are voted in favor of the Charter Amendment Proposal, the approval of the Charter Amendment Proposal will require the affirmative vote of at least 33,312,500 shares of Common Stock held by the Public Stockholders other than the Glenview Holders (or approximately 48.3% of the Class A Common Stock held by Public Stockholders other than the Glenview holders).
Full Text of the Resolution
“RESOLVED, that conditional upon the Company having net tangible assets of at least US$5,000,001 after giving effect to any share redemptions in connection with this resolution pursuant to Article IX Certificate of Incorporation, the amendment and restatement of the Certificate of Incorporation in its entirety as set forth in the Second Amended and Restated Certificate of Incorporation, in the form set forth in Annex A of the accompanying proxy statement, is hereby authorized and approved.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL
Overview
On March 23, 2021, we consummated our initial public offering of 69,000,000 units, including 9,000,000 units sold pursuant to the full exercise of the underwriters’ option to purchase additional units to cover overallotments. Each unit consists of one share of Class A Common Stock, and one-fifth of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment, during the exercise period commencing thirty (30) days after the completion of a business combination. The Company also sold an aggregate of 9,800,000 Private Placement Warrants to the Sponsor. As a result, an amount equal to $690,000,000 was placed in the Trust Account, with Continental acting as trustee. The balance of the Trust Account as of June 30, 2022 was $691,266,846, comprised of $5,349 in cash and $691,261,497 in U.S. Treasury securities.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Longview in connection with either a closing of an initial business combination or Longview’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Longview’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding Class A Common Stock and Class B Common Stock of the Company, voting together as a single class.
Reasons for the Trust Amendment Proposal
We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account from (A) the earlier of Longview’s completion of an initial business combination and the Original Termination Date to (B) the earliest of (i) Longview’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the DGCL and that such other date may be earlier than the Original Termination Date.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Longview would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of Longview and its stockholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.
Consequences if the Trust Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes from the holders of Common Stock to approve the Trust Amendment Proposal, Longview may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by Longview’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Common Stock at the time of the Stockholder Meeting to approve the Trust Amendment Proposal.
If the Trust Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Longview in connection with Longview’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Longview’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date.
In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of the other.
Interests of the Sponsor, Certain of Longview’s Public Stockholders and Longview’s Officers and Directors,
When you consider the recommendation of the Board, Longview stockholders should be aware that aside from their interests as stockholders, the Sponsor and Longview’s officers and directors have interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Longview stockholders that they approve the Trust Amendment Proposal. Longview stockholders should take the following interests into account when deciding whether to approve the Trust Amendment Proposal:
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the fact that the Glenview Holders hold approximately 6.4% of Longview’s Common Stock and approximately 8.0% of the Public Shares. Without the approval of the Charter Amendment Proposal, Glenview may only be able to recover its investment in Longview by way of (i) Longview’s redemption of these Public Shares upon the exercise of its redemption rights in connection with a stockholder vote on a proposed business combination, (ii) Longview’s redemption of these Public Shares upon the approval of any other amendment to any provision of the Certificate of Incorporation relating to the rights of holders of Class A Common Stock, or (iii) liquidation of the Trust Account if Longview has not completed an initial business combination by the Original Termination Date;

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the fact that the Sponsor and Longview’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Common Stock (other than Public Shares) held by them. Therefore, the 9,800,000 Private Placement Warrants held by the Sponsor, for which the Sponsor paid $14,700,000, and the 17,250,000 Class B Common Stock held by the Longview Initial Stockholders, for which they paid $25,000, will become worthless if Longview is not able to consummate a business combination within the required time period; and

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the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Longview to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount on the liquidation date, by the claims of prospective target businesses with which Longview has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Longview, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.
In addition to the shares of the Longview Initial Stockholders, and, assuming the shares of the Glenview Holders are voted in favor of the Trust Amendment Proposal, the approval of the Trust Amendment Proposal will require the affirmative vote of at least 33,312,500 shares of Common Stock held by the Public Stockholders other than the Glenview Holders (or approximately 48.3% of the Class A Common Stock held by Public Stockholders other than the Glenview holders).
Full Text of the Resolution
“RESOLVED, that conditional upon the effectiveness of the Second Amended and Restated Certificate of Incorporation of the Company, the amendment to the Investment Management Trust Agreement, dated

March 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, is hereby authorized and approved.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks stockholders to approve the adjournment of the Stockholder Meeting from time to time (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes from the holders of Class A Common Stock and Class B Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, (y) if Longview’s Board determines before the Stockholder Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal, or (z) if otherwise determined by the chairperson of the Stockholder Meeting to be necessary or appropriate.
Consequences if the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by Longview’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal. In such event, the Charter Amendment Proposal and/or the Trust Amendment Proposal would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal under Delaware law requires the affirmative vote of at least a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Stockholder Meeting and entitled to vote thereon. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Delaware law, will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
In addition to the shares of the Longview Initial Stockholders, and, assuming the shares of the Glenview Holders are voted in favor of the Adjournment Proposal, the approval of the Adjournment Proposal will require the affirmative vote of at least 20,375,001 shares of Common Stock held by the Public Stockholders other than the Glenview Holders (or approximately 29.5% of the Class A Common Stock held by Public Stockholders other than the Glenview Holders) if all Common Stock are represented at the Stockholder Meeting and cast votes, and will not require the affirmative vote of any Common Stock held by the Public Stockholders if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.
Full Text of the Resolution
“RESOLVED, that the adjournment of the special meeting to a later time, date and place to be determined by the chairman of the special meeting be and is hereby authorized and approved.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS
The following is a discussion of certain material U.S. federal income tax considerations for stockholders of our Public Shares that elect to redeem all or a portion of their Public Shares for cash, either pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation, and the expiration of warrants in such event. This section applies only to stockholders that hold Public Shares and warrants as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:
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financial institutions or financial services entities;

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broker-dealers;

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S corporations;

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taxpayers that are subject to the mark-to-market accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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tax-qualified retirement plans;

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insurance companies;

•
regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents or citizens of the United States;

•
persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•
persons subject to the alternative minimum tax;

•
persons whose functional currency is not the U.S. dollar;

•
controlled foreign corporations;

•
corporations that accumulate earnings to avoid U.S. federal income tax;

•
“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code (defined below)) and entities whose interests are held by qualified foreign pension funds;

•
accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•
foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•
passive foreign investment companies or their stockholders

•
the Sponsor or our directors and officers; or

•
Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

The discussion below is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof. Those authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. This discussion does not address any aspect of other U.S. federal tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.
We have not sought, and will not seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
For purposes of this summary, a “Redeeming U.S. Holder” is a beneficial owner that redeems its Public Shares and is, for U.S. federal income tax purposes:
•
an individual who is a United States citizen or resident of the United States for United States federal income tax purposes;

•
a corporation or other entity treated as a corporation for United States federal income tax purposes created in, or organized under the law of, the United States or any state or political subdivision thereof;

•
an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•
a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

A “Redeeming Non-U.S. Holder” is a beneficial owner of shares that redeems its Public Shares and is neither a Redeeming U.S. Holder nor a partnership for U.S. federal income tax purposes.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons that hold our securities through such entities. If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes or other pass-through entity) holds our securities, the tax treatment of a partner, member or other beneficial owner in such partnership (or other pass-through entity) will generally depend upon the status of the partner, member or other beneficial owner, the activities of the partnership (or other pass-through entity) and certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership (or other pass-through entity) holding our securities, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF EXERCISING REDEMPTION RIGHTS OF PUBLIC SHARES AND EXPIRATION OF WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
Certain Material U.S. Federal Income Tax Considerations to Redeeming U.S. Holders
Tax Treatment of the Redemption — In General
The U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as (i) a distribution to such stockholder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code, as described below under “— Redeeming U.S. Holders — Redemption of Public Shares — Redemption of Public Shares in Connection with Our Liquidation”, (ii) a sale of the Public Shares redeemed under Section 302 of the Code as described below under “— Redeeming U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” or (iii) a distribution under Section 301 of the Code as described below under “— Redeeming U.S. Holders — Non-Liquidating Distributions.”
A non-liquidating redemption generally will qualify as a sale of such Public Shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a

“complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only Public Shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.
A non-liquidating redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of our outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of our outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption directly and constructively owns less than 50 percent of our total combined voting shares. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the Public Shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the Public Shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a Redeeming U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption, including dispositions of our securities that occur in connection with our liquidation.
If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed stockholder and the tax effects to such Redeeming U.S. Holder will be as described below under the section entitled “— Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to such stockholder’s adjusted tax basis in its remaining stock, or, if it has none, to such stockholder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
Redemption of Public Shares in Connection with Our Liquidation
A Redeeming U.S. Holder’s receipt of cash for its Public Shares in connection with our liquidation is expected to be treated as a distribution to such stockholder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”
Redeeming U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of Public Shares pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation, including any special reporting requirements.
Taxation of Non-Liquidating Distributions
If the redemption of a U.S. Holder’s Public Shares is treated as a non-liquidating redemption, then such redemption will generally be treated as a distribution with respect to the shares under Section 301 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Non-liquidating distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will generally be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will generally be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares and will be treated as described under “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of such Redeeming U.S. Holder’s Public Shares” below
Dividends we pay to a Redeeming U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate Redeeming U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent a Redeeming U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares
If the redemption qualifies as a sale or exchange of such U.S. Holder’s Public Shares under Section 302 of the Code, such U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. Redeeming U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.
Expiration of a Warrant
If the Charter Amendment Proposal and Trust Amendment Proposal are approved and we do not consummate an initial business combination by the Extended Date, our warrants will expire worthless.
If the Charter Amendment Proposal and Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, our warrants will also expire worthless
In such case, a Redeeming U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each Redeeming U.S. Holder’s particular facts and circumstances.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Certain Material U.S. Federal Income Tax Considerations to Redeeming Non-U.S. Holders
Taxation of Non-Liquidating Distributions
If the redemption of a Redeeming Non-U.S. Holder’s Public Shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles).Provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of any non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in its shares of our Public Shares and, to the extent such distribution exceeds the Redeeming Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or exchange of our Public Shares, which will be treated as described under “Redeeming Non-U.S. Holders-Gain on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”).
Non-liquidating distributions paid to a Redeeming Non-U.S. Holder that are treated as dividends that are effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if a tax treaty applies, are attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder) will generally not be subject to 30% U.S. withholding tax, provided such Redeeming Non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to Redeeming U.S. Holders. If the Redeeming Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares
A Redeeming Non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above) unless:
•
the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder);

•
the Redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•
we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Redeeming Non-U.S. Holder held our Public Shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding possible eligibility for benefits under income tax treaties.
Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a United States real property holding corporation.
Expiration of a Warrant
If the Charter Amendment Proposal and Trust Amendment Proposal are approved and we do not consummate an initial business combination by the Extended Date, our warrants will expire worthless.

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, our warrants will also expire worthless
In such case, a Redeeming Non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each Redeeming Non-U.S. Holder’s particular facts and circumstances.
Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of our securities which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (1) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (2) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which our securities are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of our securities held by a stockholder that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (1) certifies to us or the applicable withholding agent that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. Redeeming Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on the redemption.
Information Reporting and Backup Withholding
In general, information reporting requirements will apply to payments of dividends and proceeds from the sale of our securities to Redeeming Non-U.S. Holders that are not exempt recipients. We must report annually to the IRS and to each such holder the amount of dividends or other distributions we pay to such Redeeming Non-U.S. Holder on our Public Shares and the amount of tax withheld with respect to those distributions, regardless of whether withholding is required. The IRS may make copies of the information returns reporting those dividends and amounts withheld available to the tax authorities in the country in which the Redeeming Non-U.S. Holder resides pursuant to the provisions of an applicable income tax treaty or exchange of information treaty.
The gross amount of dividends and proceeds from the redemption of Public Shares paid to a stockholder that fails to provide the appropriate certification in accordance with applicable U.S. Treasury regulations generally will be subject to backup withholding at the applicable rate.
Information reporting and backup withholding are generally not required with respect to the amount of any proceeds from the redemption by a Redeeming Non-U.S. Holder of Public Shares outside the United States through a foreign office of a foreign broker that does not have certain specified connections to the United States. However, if a Redeeming Non-U.S. Holder redeems Public Shares through a U.S. broker or the U.S. office of a foreign broker, the broker will generally be required to report to the IRS the amount of proceeds paid to such holder, unless the Redeeming Non-U.S. Holder provides appropriate certification (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable) to the broker of its status as a Redeeming Non-U.S. Holder or such Redeeming Non-U.S. Holder is an exempt recipient. In addition, for information reporting purposes, certain non-U.S. brokers with certain relationships with the United States will be treated in a manner similar to U.S. brokers.
Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Redeeming Non-U.S. Holder will be allowed as a credit against such stockholder’s U.S. federal income tax liability, if any, and may entitle such stockholder to a refund, provided that the required information is timely furnished to the IRS.
All Redeeming Non-U.S. Holders should consult their tax advisors regarding the application of information reporting and backup withholding to them
Inflation Reduction Act
On August 16, 2022, the IRA was signed into law. The IRA contains corporate tax reforms, including a 15% minimum tax on the adjusted financial statement income within the meaning of the IRA of certain large corporations and a 1% excise tax on certain publicly traded corporations that buy back stock from their shareholders. As a result of the IRA, we may be subject to an increase in our effective tax rate and the amount of funds available for distribution in connection with liquidation may decrease and cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax considerations for stockholders exercising redemption rights is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares and any redemption of your Public Shares.

BENEFICIAL OWNERSHIP OF SECURITIES1
The following table sets forth information regarding the beneficial ownership of Longview’s Common Stock as of the date of this proxy statement with respect to the beneficial ownership of shares of Longview’s Common Stock, by:
•
each person known by Longview to be the beneficial owner of more than 5% of Longview’s outstanding Class A Common Stock or Class B Common Stock;

•
each of Longview’s executive officers and directors that beneficially owns shares of Longview’s Common Stock; and

•
all Longview executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
In the table below, percentage ownership is based on 86,250,000 of Common Stock, consisting of (i) 69,000,000 Class A Common Stock and (ii) 17,250,000 Class B Common Stock, issued and outstanding as of the date of this proxy statement. Currently, all shares of the Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Five Percent Holders
Longview Investors II LLC(2)(3)	—	—	17,175,000	99.57%	19.91%
Bank of Montreal(4)	3,770,800	5.46%	—	—
Directors and Officers
Larry Robbins(5)	5,500,000	7.97%	—	—	6.38%
John Rodin	—	—	—	—	—
Mark Horowitz	—	—	—	—	—
Westley Moore	—	—	25,000	*	*
Shalinee Sharma	—	—	25,000	*	*
Brian Zied	—	—	25,000	*	*
All Longview directors and executive officers as a group (6 individuals)	5,500,000	7.97%	75,000	*	5.88%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 767 Fifth Avenue, 44th Floor, New York, New York 10153.

(2)
Interests shown consist solely of sponsor shares. Such shares will automatically convert into shares of Class A common stock at the time of the initial business combination on a one-for-one basis, subject to adjustment. Excludes forward purchase shares that will only be issued, if at all, at the time of the initial business combination.

1
Note to Company: Please confirm beneficial ownership information is current as of proxy-filing date.

(3)
Represents 17,175,000 sponsor shares held of record by our sponsor. Mr. Robbins is the managing member of our sponsor. Mr. Robbins shares voting and dispositive power over the sponsor shares held by our sponsor and may be deemed to beneficially own such shares.

(4)
Based upon the information provided by Bank of Montreal in a Schedule 13G filed on February 15, 2022, reporting as of December 31, 2021.

(5)
Mr. Robbins is deemed to be the beneficial owner of shares held by investment funds managed by Glenview Capital Management, LLC.

HOUSEHOLDING INFORMATION
Unless Longview has received contrary instructions, Longview may send a single copy of this proxy statement to any household at which two or more stockholders reside if Longview believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Longview’s expenses. However, if stockholders prefer to receive multiple sets of Longview’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of Longview’s disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the shareholder should contact us at our offices at Longview Acquisition Corp. II, 767 Fifth Avenue, 44th Floor, New York, NY, 10153, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
Longview files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Longview at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to stockholders of Longview upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Stockholder Meeting, you should contact Longview in writing at Longview Acquisition Corp. II, 767 Fifth Avenue, 44th Floor, New York, NY, 10153 or by telephone at (212) 812-4700.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Okapi Partners LLC, the proxy solicitor for Longview, by calling (844) 343-2623 (toll-free), or banks and brokers can call (212) 297-0720, or by emailing info@okapipartners.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than           , 2022.

ANNEX A
The second amended and restated certificate of incorporation included in this Annex A has been marked to show the proposed deletions (with a strikethrough) and proposed additions (with an underline) to the text of Articles IX for the convenience of the reader.
FORM OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LONGVIEW ACQUISITION CORP. II
           , 2022
Longview Acquisition Corp. II, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the Corporation is “Longview Acquisition Corp. II” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 23, 2020 (the “Original Certificate”).
2.   This Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was duly adopted by the Board of Directors of the Corporation (the “Board”) and the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).
3.   This Amended and Restated Certificate restates, integrates and amends the provisions of the Original Certificate, and shall become effective on the date of filing with the Secretary of State of the State of Delaware. Certain capitalized terms used in this Amended and Restated Certificate are defined where appropriate herein.
4.   The text of the Original Certificate is hereby restated and amended in its entirety to read as follows:
ARTICLE I
NAME
The name of the corporation is Longview Acquisition Corp. II (the “Corporation”).
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses (a “Business Combination”).
ARTICLE III
REGISTERED AGENT
The registered office of the Corporation in the State of Delaware is located at c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE IV
CAPITALIZATION
Section 4.1.   Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 276,000,000 shares, consisting of (a) 275,000,000 shares of common stock (the “Common Stock”), including (i) 250,000,000 shares of Class A Common Stock (the “Class A Common Stock”) and (ii) 25,000,000 shares of Class B Common Stock (the “Class B Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).
Section 4.2.   Preferred Stock.   Subject to Article IX of this Amended and Restated Certificate, the Board is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series and to establish from time to time the number of shares to be included in each such series of Preferred Stock and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional and other special rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.
Section 4.3.   Common Stock.
(a)   Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation. Subject to the provisions in Article IX hereof, the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.
(b)   Class B Common Stock.
(i)   Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) automatically on the closing of the initial Business Combination.
(ii)   Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock, or equity-linked securities, are issued or deemed issued in excess of the amounts issued in the Corporation’s initial public offering of securities (the “Offering”) and related to the closing of the initial Business Combination, all issued and outstanding shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock at the time of the closing of the initial Business Combination at a ratio for which:
•
the numerator shall be equal to the sum of (A) 25% of all shares of Class A Common Stock issued or issuable (upon the conversion or exercise of any equity-linked securities or otherwise) in each case by the Corporation related to or in connection with the consummation of the initial Business Combination, including the Forward Purchase Shares (net of the number of shares of Class A Common Stock redeemed in connection with the initial Business Combination and excluding any shares or equity-linked securities issued, or to be issued, to any seller in the Business Combination or any private placement warrants issued to the Sponsor (as defined below), an affiliate of the Sponsor or any of the Corporation’s directors or officers) plus (B) the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination; and

•
the denominator shall be the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination.

As used herein, the term “equity-linked securities” means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Common Stock issued in a financing transaction in connection with the initial Business Combination, including but not limited to a private placement of equity or debt.
Notwithstanding anything to the contrary contained herein, (i) the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock or equity-linked securities by the written consent or agreement of holders of a majority of the shares of Class B Common Stock then outstanding consenting or agreeing separately as a single class and (ii) in no event shall the Class B Common Stock convert into Class A Common Stock at a ratio that is less than one-for-one.
The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Amended and Restated Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class B Common Stock.
As used herein, the term “Forward Purchase Shares” means the shares of Class A Common Stock included in the forward purchase units to be issued pursuant to the Forward Purchase Agreement entered into on or prior to the closing of the Offering among the Corporation, the Sponsor and the purchasers party thereto.
Each share of Class B Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.3(b). The pro rata share for each holder of Class B Common Stock will be determined as follows: Each share of Class B Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one (1) multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class B Common Stock shall be converted pursuant to this Section 4.3(b) and the denominator of which shall be the total number of issued and outstanding shares of Class B Common Stock at the time of conversion.
(c)   Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Class A Common Stock and the holders of the Class B Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate (including a Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation).
(d)   Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of the shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.
(e)   Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.
Section 4.4.   Rights and Options.   The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.

ARTICLE V
BOARD OF DIRECTORS
Section 5.1.   Board Powers.   The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Amended and Restated Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Amended and Restated Certificate and the Bylaws.
Section 5.2.   Number, Election and Term.
(a)   The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.
(b)   The directors shall, except as otherwise provided in this Article V, be elected at the annual meeting of stockholders and shall hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal. Directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of the Common Stock.
(c)   Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
Section 5.3.   Newly Created Directorships and Vacancies.   Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.4.   Removal.   Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, with or without cause, by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 5.5.   Preferred Stock — Directors.   Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.
ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
ARTICLE VII
MEETINGS OF STOCKHOLDERS
Section 7.1.   Meetings.   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the members of the Board then in office, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.
Section 7.2.   Advance Notice.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1.   Limitation of Director Liability.   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL, as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
Section 8.2.   Indemnification and Advancement of Expenses.
(a)   To the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, excise taxes and penalties under the Employee Retirement Income Security Act of 1974 and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b)   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
(c)   Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(d)   This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
ARTICLE IX
BUSINESS COMBINATION REQUIREMENTS; EXISTENCE
Section 9.1.   General.
(a)   The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Combination and no amendment to this Article IX shall be effective prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.
(b)   Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on January 29, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within ~~24~~30 months from the date of the closing of the Offering (or by such other earlier date as determined by the Board, in its sole discretion, and publicly announced by the Corporation) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Public Stockholders (as defined below) who do not exercise their rights to the funds in connection with such an amendment to this certificate of incorporation would still have rights to the funds in connection with any other applicable amendment to this certificate of incorporation and a subsequent initial business combination to the extent they are then stockholders. Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Longview Investors II LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
Section 9.2.   Redemption Rights.
(a)   Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation will only redeem Offering Shares so long as (after such redemption) the Corporation’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) will be at least $5,000,001 either prior to or upon consummation of the initial Business Combination, after payment of the deferred underwriting commission (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.
(b)   If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (or any successor rules or regulations) and filing proxy materials with the SEC, the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”), which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to pay its franchise and income taxes, by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights shall be equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to pay its franchise and income taxes, by (b) the total number of then outstanding Offering Shares.
(c)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the Offering Shares, without the prior consent of the Corporation.
(d)   ~~In~~Notwithstanding anything to the contrary herein, in the event that the Corporation has not consummated an initial Business Combination within ~~24~~30 months from the date of the closing of the Offering (or by such other earlier date as determined by the Board, in its sole discretion, and publicly announced by the Corporation), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
(e)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.
(f)   If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.
Section 9.3.   Distributions from the Trust Account.
(a)   A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.
(b)   Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.
(c)   The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy materials sent to the Corporation’s Public Stockholders relating to the proposed initial Business Combination including the requirement that any Public Stockholder that holds Offering Shares beneficially through a nominee must identify itself to the Corporation in connection with any redemption election in order to validly redeem such Public Shares. Holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Corporation’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the originally scheduled vote on the proposal to approve a Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.
Section 9.4.   Share Issuances.   Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to (i) receive funds from the Trust Account or (ii) vote as a class with the Class A Common Stock (A) on any initial Business Combination or (B) to approve an amendment to the Amended and Restated Certificate to (1) extend the time the Corporation has to consummate a Business Combination beyond 24 months from the closing of the Offering or (2) amend this Section 9.4.

Section 9.5.   Transactions with Affiliates.   In the event the Corporation enters into an initial Business Combination with a target business that is affiliated with the Sponsor, or the directors or officers of the Corporation, the Corporation, or a committee of the independent directors of the Corporation, shall, if required by applicable law or based upon the decision of the Board or a committee thereof, obtain an opinion from an independent investment banking firm or from an independent accounting firm that such Business Combination is fair to the Corporation from a financial point of view.
Section 9.6.   No Transactions with Other Blank Check Companies.   The Corporation shall not enter into an initial Business Combination with another blank check company or a similar company with nominal operations.
Section 9.7.   Additional Redemption Rights.   If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate of Incorporation (i) that would modify the substance or timing of the Corporation’s obligation allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within ~~24~~30 months from the date of the closing of the Offering (or by such other earlier date as determined by the Board, in its sole discretion, and publicly announced by the Corporation), or (ii) with respect to any other provision relating to the rights of holders of Class A Common Stock or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.
Section 9.8.   Minimum Value of Target.   The Corporation’s initial Business Combination must occur with one or more operating businesses or assets that together have a fair market value of at least 80% of the net assets held in the Trust Account (net of amounts disbursed to the Corporation’s management for working capital purposes and excluding the amount of any deferred underwriting commissions) at the time of the agreement to enter into the initial Business Combination.
ARTICLE X
CORPORATE OPPORTUNITY
To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine to a corporate opportunity would conflict with any fiduciary duties or contractual or other obligations they may have as of the date of this Amended and Restated Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue, and to the extent the director or officer is permitted to refer that opportunity to the Corporation without violating another legal obligation.
ARTICLE XI
AMENDMENT OF AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX of this Amended and Restated Certificate may be amended only as provided therein.
ARTICLE XII
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS
Section 12.1.   Forum.
(a)   Subject to clause (b) immediately below, and unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by applicable law, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction.
(b)   Notwithstanding the foregoing, (i) the provisions of this Section 12.1 will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction and (ii) unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.
Section 12.2.   Consent to Jurisdiction.   If any action the subject matter of which is within the scope of Section 12.1(a) immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1(a) (an “Enforcement Action”) and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. If any action the subject matter of which is within the scope of Section 12.1(b)(ii) above is filed in a court other than a federal district court of the United States of America (a “Foreign Securities Act Action”) in the name of any stockholder (current, former or future), such stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the federal district courts of the United States of America in connection with any action brought in any such court to enforce Section 12.1(b)(ii) above (a “Securities Act Enforcement Action”), and (y) having service of process made upon such stockholder in any such Securities Act Enforcement Action by service upon such stockholder’s counsel in the Foreign Securities Act Action as agent for such stockholder.
Section 12.3.   Severability.   If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.
[Signature page follows]

IN WITNESS WHEREOF, Longview Acquisition Corp. II has caused this Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.
Longview Acquisition Corp. II
By:	Name: Mark Horowitz Title: Chief Financial Officer

ANNEX B
FORM OF
AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT
THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of           , 2022, is made by and between Longview Acquisition Corp. II, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”), and amends that certain Investment Management Trust Agreement, effective as of March 18, 2021 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.
WHEREAS, following the closing of the Company’s initial public offering of 69,000,000 units, including the simultaneous full exercise of the underwriters’ over-allotment option (the “Offering”) and concurrent sales of 9,800,000 private placement warrants to Longview Investors II LLC (the “Private Placement Warrants”), as of March 18, 2021, a total of $690,000,000 of the net proceeds from the Offering and the sale of the Private Placement Warrants was placed in the Trust Account;
WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the invested funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation;
WHEREAS, Section 6 of the Trust Agreement provides that the Trust Agreement may only be amended by a writing signed by each of the Company and the Trustee with the affirmative vote of sixty-five percent (65%) of the voting power of the then outstanding shares of the Common Stock and the Company’s Class B common stock; and
WHEREAS, at a meeting of the stockholders of the Company held on or about the date hereof (the “Meeting”), at least sixty-five percent (65%) of the voting power of the then outstanding shares of the Common Stock and the Company’s Class B common stock have voted to approve this Amendment Agreement;
WHEREAS, at the Meeting, the stockholders of the Company also voted to approve the second amendment and restatement of the Company’s certificate of incorporation (the certificate of incorporation, as so amended and restated, the “Restated Certificate”); and
WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.   Amendment to the Trust Agreement.   Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chairman of the Board of Directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the invested funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the earlier of (1) 30 months from the date of the closing of the Offering and (2) such other earlier date as determined by the Board, in its sole discretion, and publicly announced by the Company, in accordance with the Company’s second amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until 12 months following the date the Property has been distributed to the Public Stockholders. It is acknowledged and agreed that there should be no reduction in the principal amount initially deposited in the Trust Account;”
2.   No Further Amendment.   The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.
3.   References.
(a)   All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to March 18, 2021.
(b)   All references to the “amended and restated certificate of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Restated Certificate.
4.   Governing Law; Jurisdiction.   This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.
5.   Counterparts.   This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.
6.   Other Miscellaneous Terms.   The provisions of Sections 6(e), 6(g) and 6(i) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:	Name: Francis Wolf Title: Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.
LONGVIEW ACQUISITION CORP. II.
By:	Name: Mark Horowitz Title: Chief Financial Officer

PRELIMINARY PROXY CARDLONGVIEW ACQUISITION CORP. II    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING TO BE HELD ON    , 2022Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on , 2022. INTERNET – Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.MAIL– Mark, sign and date your proxy card and return it in the postage-paid envelope provided.PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLYThe undersigned, revoking any previous proxies relating to these shares with respect to the Charter Amendment Proposal, Trust Amendment Proposal and Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated , 2022, in connection with the special meeting to be held at Eastern Time on , 2022, at the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”), for the sole purpose of considering and voting upon the following proposals, and hereby appoints and , and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the shares of Longview Acquisition Corp. II (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournment or postponement thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held at local Eastern Time on , 2022:This notice of special meeting and the accompanying Proxy Statement are available at . THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 Please mark votes as indicated in this example☒

Proposal 1-Charter Amendment ProposalFORAGAINSTABSTAINCheck here for address change and indicate the correct address below:  ☐Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination from March 23, 2023 to September 23, 2023 or such earlier date determined by the Company’s board of directors (the “Board”) and publicly announced by the Company. ☐ ☐ ☐Proposal 2-Trust Amendment ProposalFORAGAINSTABSTAINAmend the Company’s Investment Trust Management Agreement, dated March 18, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”) to change the date that Continental must commence liquidation of the trust account to the earliest of (i) the Company’s completion of an initial business combination, (ii) September 23, 2023, and (iii) such earlier date determined by the Board. ☐ ☐ ☐Proposal 3-Adjournment ProposalFORAGAINSTABSTAINAdjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 and/or Proposal 2, if the Board determines before the
Stockholder Meeting that it is not necessary or no longer desirable to proceed with Proposal 1 and/or Proposal 2, or if otherwise determined by the chairperson of the Stockholder Meeting to be necessary or appropriate. ☐ ☐ ☐Date:                  , 2022SignatureSignature (if held jointly)Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.